AMENDMENT TO CONSULTING SERVICES AGREEMENT

THIS AMENDMENT TO CONSULTING SERVICES AGREEMENT (this “Amendment”) is entered into as of June 30, 2009, by and among Hangson Limited., a British Virgin Islands company incorporated under the laws of the British Virgin Islands (“BVI Company”), Suoke Clean Energy (Tongchuan) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and a wholly foreign owned enterprise (“WFOE”), and Shaanxi Suo’ang Biological Science & Technology Co., Ltd, a company with joint stock limited liability organized under the laws of the PRC (“Biological Company”, and with BVI Company and WFOE collectively referred to as the “Parties”). Sino Clean Energy, Inc., a Nevada corporation (“Sino Clean”), is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, BVI Company and Biological Company are parties to that certain Consulting Services Agreement date August 18, 2006 (the “Agreement”), pursuant to which BVI Company provides to Biological Company, on an exclusive basis, consulting services pertaining to general business operation, human resources, and research and development;

WHEREAS, Section 11 of the Agreement provides that BVI Company may assign its rights and obligations under the Agreement to an affiliate, including any company that directly or indirectly controls, or is under common control with, or is controlled by BVI Company;

WHEREAS, WFOE is the wholly owned subsidiary of Wiscon Holdings Limited, a company incorporated under the laws of the Special Administration Region of Hong Kong (“HK Wiscon”), HK Wiscon is the wholly owned subsidiary of BVI Company, and BVI Company is the wholly owned subsidiary of Sino Clean;

WHEREAS, the boards of directors of Sino Clean and BVI Company have determined it to be in the best interests of Sino Clean and its stockholders that the Agreement be assigned, and its rights and obligations transferred, to WFOE in order to facilitate the business administration of Sino Clean as a publicly traded company in the United States;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TRANSFER OF THE AGREEMENT; AMENDMENT.

(1)           BVI Company hereby transfers the Agreement and assigns all rights and obligations thereunder to WFOE, and WFOE hereby accepts said assignment and transfer.

(2)           Pursuant to the foregoing transfer and assignment, the Parties agree that the Agreement is hereby amended to replace and substitute BVI Company (referred to in the Agreement as “Party A”) with WFOE.

(3)           Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement, or of any right, power, privilege or remedy provided therein, or constitute a waiver, amendment or modification of any provision of the Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

B.           CONFLICTS.  Except as expressly set forth in this Amendment, the terms and provisions of the Agreement shall continue unmodified and in full force and effect.  In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

C.           COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

BVI COMPANY:

Hangson Limited

By:
Name: REN Baowen
Title: Director

WFOE:

Suoke Clean Energy (Tongchuan) Co., Ltd.

By:
Name: REN, Baowen
Title: Chairman

BIOLOGICAL COMPANY

Shaanxi Suo’ang Biological Science & Technology Co., Ltd.

By:
Name: REN, Baowen
Title: Chairman

ACKNOWLEDGED BY

Sino Clean Energy, Inc.

By: ___________
Name: REN, Baowen
Title: Chairman